UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   January 27, 2006
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                             National Beverage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-14170                               59-2605822
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       (Commission File Number)           (IRS Employer Identification No.)


          One North University Drive
           Fort Lauderdale, Florida                         33324
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    (Address of Principal Executive Offices)           (Zip Code)


                                 (954) 581-0922
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS:

This report and the exhibit attached hereto include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors are described in the Company's Securities and Exchange Commission filings and the Company disclaims an obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein to reflect future events or developments.

Item 7.01   Regulation FD Disclosure

     The information included in Item 8.01 of this Form 8-K, including the letter to shareholders of the Company from the Chairman and Chief Executive Officer attached as Exhibit 99.1, is incorporated by reference into this Item
7.01 in satisfaction of the public disclosure requirements of Regulation FD.

     This information is "furnished" pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


Item 8.01   Other Events

     On January 27, 2006, Nick A. Caporella, Chairman and Chief Executive Officer, sent a letter to the shareholders of the company regarding the payment of the special cash dividend declared December 23, 2005. The letter is attached hereto as Exhibit 99.1.



Item 9.01   Financial Statements and Exhibit

      (c) Exhibit 99.1   Letter to shareholders dated January 27, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 National Beverage Corp.
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                                      (Registrant)


Date:    January 27, 2006                        /s/ Dean A. McCoy
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                                                 Dean A. McCoy
                                                 Senior Vice President -
                                                 Chief Accounting Officer


                                  EXHIBIT INDEX

          99.1      Letter to shareholders dated January 27, 2006.